    As filed with the Securities and Exchange Commission on April 10, 2000



                                                               Form No. 33-38335
                                                                        811-6233

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

                      Post-Effective Amendment No. 12  [X]

                                      and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                             Amendment No. 13  [X]

                       (Check appropriate box or boxes)

                      ----------------------------------

                   LINCOLN NATIONAL INTERNATIONAL FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (219)455-2000

                           Elizabeth Frederick, Esq.
                            1300 S. Clinton Street
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                      ----------------------------------

                        Copies of all communications to
                        Freedman, Levy, Kroll & Simonds
                        1050 Connecticut Avenue, N.W.,
                                   Suite 825
                            Washington, D.C. 20036
                       Attention:  Gary O. Cohen, Esq.
                                   Richard Choi, Esq.

                         Fiscal year-end: December 31

                      ----------------------------------





     It is proposed that this filing will become effective:
              immediately upon filing pursuant to paragraph (b)
          ---

           X  on May 1, 2000 pursuant to paragraph (b)
          ---

              60 days after filing pursuant to paragraph (a)(1)
          ---
              on         pursuant to paragraph (a)(1)
          ---   --------
              75 days after filing pursuant to paragraph (a)(2)
          ---
              on           pursuant to paragraph (a)(2) of Rule 485.
          ---   ----------


-------------------------------------------------------------------------------

              If appropriate, check the following box:

          / /   This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL INTERNATIONAL FUND, INC.

The Fund is one of the Lincoln National Funds (Funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.


The Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.


CONTENTS


SUBJECT                                        PAGE
---------------------------------------------------

Summary description of the Fund                 I-2

Investment Strategies                           I-2

Risk of investment Strategies                   I-4

Investment Advisor and Portfolio Manager        I-5

General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2000

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the International Fund (fund) is long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues its investment objective primarily by buying and holding (investing in) foreign equity securities. Foreign equity securities are principally stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the U.S. The fund holds some equity securities of companies in developing and less developed foreign countries (emerging markets). The fund may also hold some investments in fixed-income securities (debt obligations) denominated in foreign currencies and use foreign currency transactions to protect the value of the fund's investments.

The fund's investment strategy is to use a value-oriented model to select securities; that is, the fund seeks to invest in securities that are undervalued at the time of purchase.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions;

- because the fund invests a small amount in stocks of companies in emerging markets, the fund involves greater risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions than investing in securities of issuers in developed markets;

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time; and

- using foreign currency transactions for non-speculative purposes involves some risk of loss from unexpected and unpredictable movements in the foreign currency markets.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year, five years, and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1992                                  -7.93%
1993                                  38.90%
1994                                   3.28%
1995                                   8.89%
1996                                   9.52%
1997                                   6.00%
1998                                  14.65%
1999                                  17.75%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1998 at: 16.10%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-12.43)%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/99)



PERIOD BACK                              INTERNATIONAL  MSCI EAFE INDEX*
------------------------------------------------------------------------
1 year                                      17.75%                 27.30%
5 year                                      11.28%                 13.15%
10 year                                       N/A                    N/A
Lifetime**                                   9.78%                 10.81%


 * The MSCI EAFE Index is an aggregate index of stock prices produced by Morgan Stanley Capital International from the results of national stock market indices from Europe, Australia and the Far East.

** The fund's lifetime began May 1, 1991.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues this objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that (1) is in the initial stages of its industrialization cycle and (2) has a low per capita gross national product. The fund may buy foreign stocks
(1) directly or (2) indirectly using, among other instruments, depositary receipts. (See the fund's SAI for a description of depositary receipts and other methods the fund uses to buy foreign stocks indirectly.)

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. (See the SAI Appendix for the 11 funds for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp.) The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of good and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of good and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. (A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another.) The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


The fund's annual portfolio turnover rate is expected typically to average approximately 50%. (For example, a rate of portfolio turnover of 100% would occur if all the fund's portfolio were replaced in a period of one year.)

The fund's portfolio turnover was 11.51% in 1999 and 123.11% in 1998. The fund expected to incur an above-average portfolio turnover rate in 1998, because the fund's new portfolio managers restructured the fund's portfolio during 1998. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance.


OTHER STRATEGIES

As a temporary defensive strategy, the fund may invest up to 100% of its assets in high-quality debt obligations issued by entities organized in the U.S. or any foreign country. These debt obligations may be denominated in U.S. dollars or in the currency of any foreign country, and include debt obligations with short-term maturities (less than 12 months) and medium-term maturities (not greater than five years). The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund would not be pursuing its investment objective when using this temporary defensive strategy. The fund may hold cash or money market instruments, denominated in U.S. dollars or other currencies, to meet redemption requests or while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective.

The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.


Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (See the SAI Appendix for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)



On January 1, 1999, the European Economic and Monetary Union implemented a common currency for several participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking to invest primarily in stocks of companies located outside of the U.S., including companies in emerging markets, and do not mind some investment in foreign debt obligations, and (2) you are comfortable with the additional risks associated with investments in foreign securities.

INVESTMENT ADVISER AND PORTFOLIO MANAGER


The fund's investment adviser is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment, including its plans to merge into a newly created series of its affiliate, Delaware Management Business Trust, in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Delaware International Advisers Ltd. (Delaware International). Delaware International's address is 80 Cheapside London, England, EC2V 6EE.



Delaware International has been registered as an investment adviser since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets. Clive A. Gillmore and Elizabeth A. Desmond of Delaware International are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998. Mr. Gillmore and Ms. Desmond have each been a Senior Portfolio Manager of Delaware International since 1990 and 1991, respectively. They each have been Directors of Delaware International since 1990 and 1996, respectively. Mr. Gillmore has been active in investment management since 1982, and was a founding member of Delaware International in 1990. He is a graduate of the University of Warwick. Ms. Desmond has been active in investment management since 1987, and with Delaware International since 1991. She graduated from Wellesley College, holds a Masters degree in East Asian studies from Stanford University and is a Chartered Financial Analyst.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's NAV must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

                                                                           GPD-1

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.

Lincoln Investment has informed the funds that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust ("Delaware") during the second or third quarter of 2000. Delaware is registered with the SEC as an investment adviser and, like Lincoln Investment, is a wholly owned subsidiary of Lincoln National Investments, Inc., and ultimately of Lincoln National Corporation. The address of Delaware is 2005 Market Street, Philadelphia, PA 19103. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to the funds, although there may be some changes in, and additions to, personnel. Lincoln Investment has concluded that the proposed merger would not result in an "assignment" of its investment advisory agreements with the funds, or of its sub-advisory agreements with the sub-advisors, that would require shareholder approval under the Investment Company Act of 1940, as amended. The proposed merger is subject to review by the funds' boards of directors.

Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

1999 ADVISORY FEES*
FUND                                 1999 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .73%
Bond                                                              .45
Capital Appreciation                                              .72
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .77
Managed                                                           .36
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .37

* The sub-advisor to the funds, where applicable, is paid out of the fees paid to the advisor.
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to Lincoln Life and Lincoln Life & Annuity Company of New York. Lincoln Life and Lincoln Life & Annuity Company of New York hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and Lincoln Life & Annuity Company of New York variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and

GPD-2

Lincoln Life & Annuity Company of New York receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and Lincoln Life & Annuity Company of New York for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life and Lincoln Life & Annuity Company of New York receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

Since the only shareholders of the funds are Lincoln Life and Lincoln Life & Annuity Company of New York, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS  LESS DIVIDENDS FROM:
                                                                                                                     RATIO
                    NET                    NET REALIZED                                                                OF
                   ASSET                      AND                                                      NET           EXPENSES
                   VALUE       NET         UNREALIZED                               NET               ASSET            TO
                  BEGINNING INVESTMENT     GAIN (LOSS)   TOTAL FROM      NET      REALIZED            VALUE          AVERAGE
                    OF        INCOME           ON        INVESTMENT    INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET
  PERIOD ENDED    PERIOD    (LOSS)(2)      INVESTMENTS   OPERATIONS     INCOME    INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS
-----------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/99          $13.367       (0.060)         5.732         5.672      (0.001)     --       (0.001) $19.038  42.43%   0.87%
12/31/98          $16.385        0.001         (0.810)       (0.809)     (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%
12/31/97          $13.980        0.023          3.055         3.078       --        (0.673)   (0.673) $16.385  23.09%   0.81%
12/31/96          $12.183        0.004          1.989         1.993      (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%
12/31/95          $ 9.048        0.007          3.135         3.142      (0.007)     --       (0.007) $12.183  34.15%   0.94%
Lincoln National Bond Fund, Inc.
12/31/99          $12.689        0.772         (1.180)       (0.408)     (0.845)     --       (0.845) $11.436  (3.27%)   0.53%
12/31/98          $12.861        0.662          0.494         1.156      (1.328)     --       (1.328) $12.689   9.56%   0.52%
12/31/97          $11.766        0.785          0.310         1.095       --         --        --    $12.861   9.30%   0.53%
12/31/96          $12.247        0.767         (0.481)        0.286      (0.767)     --       (0.767) $11.766   2.31%   0.51%
12/31/95          $10.941        0.803          1.306         2.109      (0.803)     --       (0.803) $12.247  18.95%   0.49%
Lincoln National Capital Appreciation Fund, Inc.
12/31/99          $21.772        0.007          9.839         9.846       --        (0.152)   (0.152) $31.466  45.46%   0.78%
12/31/98          $17.530       (0.003)         6.127         6.124      (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%
12/31/97          $14.504        0.050          3.510         3.560       --        (0.534)   (0.534) $17.530  25.29%   0.89%
12/31/96          $12.916        0.135          2.051         2.186      (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%
12/31/95          $10.152        0.116          2.764         2.880      (0.116)     --       (0.116) $12.916  28.69%   1.07%
Lincoln National Equity-Income Fund, Inc.
12/31/99          $21.715        0.189          1.204         1.393      (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%
12/31/98          $20.118        0.282          2.204         2.486      (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%
12/31/97          $15.780        0.229          4.511         4.740       --        (0.402)   (0.402) $20.118  30.67%   1.02%
12/31/96          $13.507        0.288          2.451         2.739      (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%
12/31/95          $10.335        0.275          3.218         3.493      (0.275)    (0.046)   (0.321) $13.507  34.74%   1.15%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/99          $15.759        0.323          1.409         1.732      (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%
12/31/98          $15.628        0.357          1.585         1.942      (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%
12/31/97          $14.226        0.383          2.205         2.588       --        (1.186)   (1.186) $15.628  19.47%   0.89%
12/31/96          $13.391        0.392          1.522         1.914      (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%
12/31/95          $11.144        0.412          2.247         2.659      (0.412)     --       (0.412) $13.391  23.95%   0.92%
Lincoln National Growth and Income Fund, Inc.
12/31/99          $46.288        0.509          7.356         7.865      (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%
12/31/98          $41.949        0.607          7.371         7.978      (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%
12/31/97          $33.110        0.649          9.331         9.980       --        (1.141)   (1.141) $41.949  30.93%   0.35%
12/31/96          $29.756        0.683          4.943         5.626      (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%
12/31/95          $23.297        0.701          7.680         8.381      (0.701)    (1.221)   (1.922) $29.756  38.81%   0.35%
Lincoln National International Fund, Inc.
12/31/99          $15.982        0.294          2.182         2.476      (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%
12/31/98          $14.673        0.253          1.838         2.091      (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%
12/31/97          $14.556        0.066          0.771         0.837       --        (0.720)   (0.720) $14.673   6.00%   0.93%
12/31/96          $13.398        0.071          1.244         1.315      (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%
12/31/95          $13.027        0.069          0.892         0.961      (0.069)    (0.521)   (0.590) $13.398   8.89%   1.27%
Lincoln National Managed Fund, Inc.
12/31/99          $18.971        0.622          0.767         1.389      (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%
12/31/98          $19.304        0.599          1.632         2.231      (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%
12/31/97          $16.266        0.661          2.811         3.472       --        (0.434)   (0.434) $19.304  21.82%   0.42%
12/31/96          $15.895        0.628          1.291         1.919      (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%
12/31/95          $12.783        0.623          3.132         3.755      (0.623)    (0.020)   (0.643) $15.895  29.29%   0.43%

                   RATIO
                   OF NET
                   INVESTMENT
                   INCOME
                     TO              NET ASSETS
                   AVERAGE  PORTFOLIO AT END OF
                    NET     TURNOVER   PERIOD
  PERIOD ENDED     ASSETS    RATE     (000'S)
Lincoln National
12/31/99            (0.48%)  208.50% $  448,193
12/31/98             0.01%   102.33% $  335,366
12/31/97             0.16%   105.07% $  342,763
12/31/96             0.03%    77.51% $  242,609
12/31/95             0.06%    85.82% $  138,471
Lincoln National
12/31/99             6.02%    39.11% $  330,923
12/31/98             5.90%    51.33% $  363,808
12/31/97             6.45%    56.16% $  280,383
12/31/96             6.56%   142.19% $  253,328
12/31/95             6.90%   139.61% $  250,816
Lincoln National
12/31/99             0.03%    59.68% $1,913,076
12/31/98            (0.01%)   77.99% $  770,736
12/31/97             0.35%   137.07% $  451,036
12/31/96             0.99%    92.73% $  267,242
12/31/95             1.00%   195.63% $  127,936
Lincoln National
12/31/99             0.86%   191.21% $  990,758
12/31/98             1.40%    29.04% $  991,977
12/31/97             1.46%    17.81% $  811,070
12/31/96             1.99%    22.17% $  457,153
12/31/95             2.27%    27.81% $  238,771
Lincoln National
12/31/99             2.05%   134.31% $  490,804
12/31/98             2.36%   133.84% $  490,154
12/31/97             2.77%   178.40% $  438,090
12/31/96             2.93%   167.33% $  316,051
12/31/95             3.36%   146.49% $  248,772
Lincoln National
12/31/99             1.05%    15.91% $4,709,687
12/31/98             1.44%    33.55% $4,263,557
12/31/97             1.79%    32.09% $3,540,862
12/31/96             2.23%    46.70% $2,465,224
12/31/95             2.64%    51.76% $1,833,450
Lincoln National
12/31/99             2.05%    11.51% $  526,317
12/31/98             1.63%   123.11% $  501,654
12/31/97             0.44%    77.58% $  466,229
12/31/96             0.51%    68.67% $  440,375
12/31/95             0.59%    63.15% $  358,391
Lincoln National
12/31/99             3.25%    44.79% $  927,572
12/31/98             3.31%    57.36% $  965,486
12/31/97             3.77%    53.40% $  850,646
12/31/96             4.05%   108.86% $  675,740
12/31/95             4.37%   112.52% $  589,165

GPD-4

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS  LESS DIVIDENDS FROM:
                                                                                                                     RATIO
                    NET                    NET REALIZED                                                                OF
                   ASSET                      AND                                                      NET           EXPENSES
                   VALUE       NET         UNREALIZED                               NET               ASSET            TO
                  BEGINNING INVESTMENT     GAIN (LOSS)   TOTAL FROM      NET      REALIZED            VALUE          AVERAGE
                    OF        INCOME           ON        INVESTMENT    INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET
  PERIOD ENDED    PERIOD    (LOSS)(2)      INVESTMENTS   OPERATIONS     INCOME    INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS
-----------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/99          $10.000        0.468            N/A         0.468      (0.468)       N/A    (0.468) $10.000   4.62%   0.59%
12/31/98          $10.000        0.497            N/A         0.497      (0.497)       N/A    (0.497) $10.000   5.10%   0.58%
12/31/97          $10.000        0.501            N/A         0.501      (0.501)       N/A    (0.501) $10.000   5.13%   0.59%
12/31/96          $10.000        0.505            N/A         0.505      (0.505)       N/A    (0.505) $10.000   5.07%   0.57%
12/31/95          $10.000        0.570            N/A         0.570      (0.570)       N/A    (0.570) $10.000   5.67%   0.52%
Lincoln National Social Awareness Fund, Inc.
12/31/99          $40.283        0.319          5.649         5.968      (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%
12/31/98          $35.657        0.367          6.414         6.781      (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%
12/31/97          $27.316        0.364          9.447         9.811       --        (1.470)   (1.470) $35.657  37.53%   0.41%
12/31/96          $22.590        0.389          5.748         6.137      (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%
12/31/95          $16.642        0.432          6.491         6.923      (0.432)    (0.543)   (0.975) $22.590  42.83%   0.50%
Lincoln National Special Opportunities Fund, Inc.
12/31/99          $33.416        0.482         (1.779)       (1.297)     (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%
12/31/98          $35.056        0.470          1.795         2.265      (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%
12/31/97          $29.423        0.477          7.293         7.770       --        (2.137)   (2.137) $35.056  28.15%   0.42%
12/31/96          $27.383        0.548          3.867         4.415      (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%
12/31/95          $22.164        0.616          6.131         6.747      (0.616)    (0.912)   (1.528) $27.383  31.86%   0.45%

                   RATIO
                   OF NET
                   INVESTMENT
                   INCOME
                     TO              NET ASSETS
                   AVERAGE  PORTFOLIO AT END OF
                    NET     TURNOVER   PERIOD
  PERIOD ENDED     ASSETS    RATE     (000'S)
Lincoln National
12/31/99             4.68%      N/A  $  234,676
12/31/98             4.97%      N/A  $  137,062
12/31/97             5.01%      N/A  $   89,227
12/31/96             5.07%      N/A  $   90,358
12/31/95             5.67%      N/A  $   75,319
Lincoln National
12/31/99             0.79%    23.77% $1,946,179
12/31/98             1.10%    37.55% $1,868,231
12/31/97             1.37%    34.84% $1,255,494
12/31/96             1.58%    45.90% $  636,595
12/31/95             2.21%    54.02% $  297,983
Lincoln National
12/31/99             1.46%    96.49% $  665,652
12/31/98             1.44%    76.27% $  917,796
12/31/97             1.57%    73.74% $  872,822
12/31/96             2.00%    88.17% $  648,592
12/31/95             2.39%    90.12% $  505,755

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the years ended December 31, 1999 and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation and International.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2000, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL INTERNATIONAL FUND, INC.

The SAI provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 1998 Annual Report. This SAI should be read in conjunction with the prospectus of the International Fund dated May 1, 1999. You may obtain a copy of the fund's Annual Report or prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The fund's SAI is not a prospectus.

CONTENTS


SUBJECT                                      PAGE
--------------------------------------------------

Description of the Fund                       IF-2

Additional Investment Strategies and Risks    IF-2

Strategic Portfolio Transactions              IF-5

Investment Restrictions                       IF-7

Portfolio Transactions and Brokerage          IF-8

General SAI Disclosure -- Important
Additional Information



May 1, 2000

DESCRIPTION OF THE FUND

The fund was originally incorporated in Maryland in January, 1986, under the name of Lincoln National Real Estate Fund, Inc. It remained dormant under that name until May, 1990, when the name was changed to Lincoln National International Fund, Inc., in order to provide an investment vehicle for those seeking to take advantage of investment opportunities outside the United States. The investment objective of the fund is long-term capital appreciation. The fund's investment objective, certain investment restrictions and its strategic policy of investing primarily in a portfolio of equity and equity-linked securities issued outside the United States are all fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See "Investment restrictions." There can be no assurance that the objective of the fund will be achieved. References to advisor in this SAI include both Lincoln Investment
Management, Inc. (Lincoln Investment) and Delaware International Advisers Ltd., unless the context otherwise indicates.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies. (Italicized terms that are not defined herein are defined in the fund's Prospectus.)

EQUITY-LINKED SECURITIES

The fund may invest in equity and equity-linked securities, which includes common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants, unattached warrants, rights to equity and equity-linked securities and Depositary Receipts given for those securities. The term equity-linked securities refers both to debt securities convertible into equity and to securities such as warrants, options and futures, the prices of which reflect the value of the equity securities receivable upon exercise or settlement.

DEPOSITARY RECEIPTS. In addition to investing directly in equity securities, the fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

CONVERTIBLE SECURITIES. The fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its investment value (its value as if it did not have a conversion privilege), and its conversion value (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value. Its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the fund at varying price levels above their investment values and/or their conversion values in keeping with the fund's objectives.

RIGHTS AND WARRANTS. The fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.

INVESTMENT COMPANY SHARES

The fund also may purchase shares of investment companies or trusts which invest principally in securities in which the fund is authorized to invest. The purchase of the stock of these investment companies (called country funds) may be the preferred mechanism through which the fund may invest in securities of companies in certain countries. The return on the fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The fund's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The fund, however, will not invest in any investment company or any such trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the Investment Company Act of 1940 (1940 Act), the fund may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. (See Investment restrictions.)

To the extent the fund invests in securities in bearer form, it may be more difficult to recover securities in the event such securities are lost or stolen.

If the fund invests in an entity which is classified as a Passive Foreign Investment Co. (PFIC) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury is currently considering various solutions to this problem and, in any event, it is not anticipated that any taxes on the fund with respect to investments in PFIC's would be significant.

FOREIGN DEBT SECURITIES

As discussed in the Prospectus, the fund may invest in non-U.S. debt securities and non-U.S. money-market instruments, without equity features. These investments may include bonds denominated in any currency, issued by foreign governments (including their agencies and instrumentalities). These investments may also include and debt instruments denominated in any currency, issued by private and public entities (including multinational lending institutions and supranational institutions). The fund's investment in foreign debt securities will primarily include those securities which have been determined by the fund's investment advisor or sub-advisor to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P).

The fund also may invest up to 5% of its assets in bonds rated Baa or lower by Moody's or BBB or lower by S&P or their equivalents from other rating services in the United States or abroad. Generally speaking, these instruments bear a greater element of risk than those rated in the top three categories. That risk can involve increased market price volatility stemming from the sensitivity of interest rates, concerns over creditworthiness, and availability of quotations on the secondary market, in addition to the special risk factors associated with foreign securities.

Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities (high yield bonds, commonly known as Junk bonds) and are considered speculative by those rating agencies. It is the fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement those ratings with the advisor's and/or the sub-advisor's own independent and ongoing review of credit quality. These bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies.

When economic conditions appear to be deteriorating, these bonds may decline in market value regardless of prevailing interest rates, due to heightened investor concerns over credit quality. In those periods, the ability of highly leveraged issuers to service principal and interest payments, to meet their business goals, or to obtain additional financing could be adversely affected. Therefore, the market for these bonds may be less liquid than for investment grade bonds, and their prices more volatile.

In addition, there may at times be significant disparities in the prices quoted for these bonds by various dealers, making it difficult for the fund to rely on those quotes. Prices for high yield bonds may also be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holding of high yield securities. Also, from time to time Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield bonds.

Debt securities rated in the lowest categories by Moody's are of poor standing and there may be present elements of danger with respect to principal or interest. Debt securities rated in the lowest category by S&P have a currently identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business conditions they are not likely to have the capacity to pay interest and repay principal.

FOREIGN CURRENCY DENOMINATED CASH. To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2% and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10% of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets. For purposes of redemptions and other required transactions, a portion of the fund's assets will be held in U.S. dollar-denominated cash or cash equivalents.

PRIVATE PLACEMENTS

The fund may invest up to 10% of its total assets in securities which are subject to restriction on resale in the United States because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering such securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. The Board of Directors will carefully monitor the fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

Securities of foreign issuers often have not been registered in the United States. Accordingly, if the fund wishes to sell unregistered foreign securities in the United States, it will, if possible, avail itself of Rule 144A.

RISK FACTORS AND SPECIAL CONSIDERATIONS

FOREIGN SECURITIES. The fund is authorized to invest in Eastern European countries. Investments in Eastern Europe are speculative and involve a high degree of risk of loss. The emergence of Eastern European capital markets is in part a function of the demise of the Soviet Union. Should a repressive central government re-emerge in the region, there is no assurance that the Eastern European markets would continue to constitute a viable investment opportunity for the fund, and there may be a high degree of risk of expropriation without compensation.

The governments of a number of Eastern European countries previously expropriated large quantities of private property, and the claims of many property owners against those governments were never finally settled. Since the Communist Party was responsible for such expropriation, if it should re-surface there is no assurance that expropriation would not occur again. If it were to reoccur, the fund could lose all or a substantial portion of its investments in those countries.

Further, no accounting standards comparable to U.S. models exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars and other hard currencies, the conversion rates may be artificial when compared to actual market values, and this may have an adverse impact on the fund.

The governments of certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and as a result, the fund would not be able to invest in the countries in the absence of exemptive relief from the Securities and Exchange Commission (SEC). In addition, the risk of loss through government confiscation may be increased in such countries.

The fund also may invest in developing and underdeveloped countries (emerging markets). Emerging market countries are those, other than Canada, included in Morgan Stanley Capital International's EAFE index. The fund does not anticipate having more than 10% of its total assets invested in emerging markets at any one time.

FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The fund's portfolio of securities of issuers located outside the United States will be held by its sub-custodians who will be approved by the directors in accordance with those Rules. Approval under the Rules will be given following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of the fund's

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assets. However, no assurances can be given that the directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), or confiscations of assets that would affect assets of the fund will not occur, and shareholders bear the risk of losses arising from those or other similar events.


EURO. On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Participating governments will issue their bonds in euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.



The transition to the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.



Although it is not possible to predict the impact of the euro implementation plan on the Fund, the transition to the euro presents unique uncertainties, including; (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro;
(ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and
(iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries, such as Poland, Latvia and Lithuania, as members of the EU may have an impact on the euro or on the computer systems used by the Fund's service providers to process the Fund's transactions.



Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets of the Fund may be denominated in the euro.


ADDITIONAL RISKS. Securities in which the fund may invest, whether in the United States or in another country, are subject to the provisions of bankruptcy, insolvency or other laws affecting the rights and remedies of creditors in the country where issued, including the laws, if any, which may be enacted extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the SAI Appendix for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI Appendix for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE INTERNATIONAL FUND IS AUTHORIZED:

a) for derivative transactions, to: engage in forward commitments and foreign currency forward contracts.

b) for cash enhancement transactions, to: lend portfolio securities (up to 25% of assets); engage in repurchase transactions (up to 5% of assets). Collateral will be continually maintained at not less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

FOREIGN CURRENCY TRANSACTIONS. When the agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or be entitled to receive, a specified amount of foreign currency. The fund's custodian will conduct its foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into foreign currency forward contracts to purchase or sell foreign currencies. The fund may enter into foreign currency forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. Such foreign currency forward contracts will only be entered into with United States banks and their foreign branches.

Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Indeed it may hold a number of foreign currencies on a regular basis. It will, however, convert some foreign currency to U.S. dollars from time to time, and vice versa. For example, in the event of a purchase the fund may convert U.S. dollars or other currencies to the currency of the country in which the securities are issued. In the event of a sale, the fund may hold the proceeds in the currency of the country in which the security was issued, or convert it to U.S. dollars, or to currencies of other countries. Investors should take note of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not regulated futures contracts, and from unlisted options will be treated as ordinary income or loss under Code Section
988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to make any ordinary dividend distributions.

LENDING OF SECURITIES. Consistent with applicable regulatory requirements and procedures adopted by the Board of Directors, the fund may lend its portfolio securities to brokers, dealers and other financial institutions, in order to realize additional income. Such loans must be callable at any time by the fund (subject to notice provisions described below), and be at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 102% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice, or by the fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund. The fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The creditworthiness of firms to which the fund lends its portfolio securities will be monitored on an ongoing basis by the Board of Directors or its delegate. The fund will not loan its portfolio securities to the advisor, the sub-advisor, or any affiliate thereof.

Although voting or consent rights which accompany loaned securities pass to the borrower, the fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights by the fund if the matters involved would have a material effect on the fund's investment in such loaned securities. The fund will not lend portfolio securities with a value in excess of 25% of its total assets at the time of the loan.

REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the fund in repurchase agreements in an amount up to 5% of its total assets (taken at current value), until such time as it may otherwise be invested or used for payments of obligations of the fund. These agreements, which may be viewed as a type of secured lending by the fund, typically involve the acquisition by the fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security (collateral) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions under guidelines established and monitored by the Directors of the fund or its delegate. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the exercise of the fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund could suffer a loss. It is the current policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the fund, amount to more than 10% of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also establish a segregated account with the fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The fund's management and the Directors do not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

ADDITIONAL INFORMATION ABOUT FORWARD COMMITMENTS. The fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, the fund may dispose of a commitment before settlement if the advisor deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

INVESTMENT RESTRICTIONS

The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities are treated as separate industries; also, the term industry does not include the

    U.S. Government, or its agencies or instrumentalities. However, a foreign government (including its agencies, instrumentalities, or a country fund) is deemed to be one industry.

2. Invest in the securities of a single issuer, unless the following conditions are met: At least 75% of the value of the fund's total assets must be represented by: (a) U.S. Government obligations, cash and cash items,
    (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets. The fund does not anticipate that any more than 15% of the fund's total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities.

3. Purchase or sell real estate or interests therein (including real estate limited partnership programs), although it may purchase securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

4. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed 25% of its total assets at any one time. See "Investment policies and techniques" in the Prospectus. The purchase of debt securities and the entry into repurchase agreements are not considered the making of loans.

5.  Purchase puts, calls or combinations thereof.

6. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of portfolio securities.

7. Invest more than 10% of its total assets in securities (including repurchase agreements maturing in more than seven days) which are subject to legal or contractual restrictions upon resale, are not listed on a securities exchange, or are otherwise not readily marketable.

8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

9.  Make short sales of securities.

10. Purchase or sell commodities or commodity futures contracts.

11. Purchase securities of other investment companies, except to the limited extent described under "Additional investment strategies and risks--Investment company shares," and in connection with an acquisition, merger, consolidation or reorganization.

12. Invest in companies for the purpose of, or with the effect of, acquiring control.

13. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 17.

14. Issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by borrowing money in accordance with Restriction 17. (For purposes of this restriction, collateral arrangements for entering into repurchase agreements and lending portfolio securities are not deemed to be the issuance of a senior security.)

15. Hold more than 10% of the outstanding voting securities of any one issuer.

16. Invest more than 10% of its total assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.

17. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The advisor is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The advisor currently provides investment advice to a number of other clients. See "Investment advisor and sub-advisor" in the Appendix. It will be the practice of the advisor to allocate purchase and sale transactions among the fund and others whose assets it manages in such manner as it deems equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the advisor provides investment advice (including affiliates of the advisor). On occasions when the advisor deems the purchase or sale of a security to be in the best interest of the fund, as well as other clients of the advisor, the advisor, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the advisor or any affiliated person (as defined in the 1940 Act) of the advisor.


In connection with effecting portfolio transactions, primary consideration will be given to securing best execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The advisor may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred by the fund in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the advisor and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the advisor by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the advisor regards as a useful supplement to its own internal research capabilities. The advisor may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the advisor's clients; in addition the advisor may allocate trades among brokers that generally provide superior brokerage and research services. During 1999, the advisor directed transactions totaling approximately $4,284 to these brokers and paid commissions of approximately $1,639,848 in connection with these transactions. Research services furnished by brokers are used for the benefit of all of the advisor's clients and not solely or necessarily for the benefit of the fund. The advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the advisor by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the fund in 1997, 1998 and 1999 was $1,751,175, $2,074,177 and $346,946,
respectively.


Under the sub-advisory agreement between the advisor and the sub-advisor, the sub-advisor may perform some, or substantially all, of the investment advisory services required by the fund, even though the advisor remains primarily responsible for investment decisions affecting the fund. The sub-advisor will follow the same procedures and policies which are followed by the advisor as described previously. The sub-advisor currently provides investment advice to a number of other clients.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL SAI DISCLOSURE

(Note: this is uniform information for the 11 Funds. See each Fund's SAI for information specific to that Fund.)

THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISOR AND SUB-ADVISOR

Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to the funds and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. Lincoln Investment is a subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. Lincoln Investment is registered with the Securities and Exchange Commission (SEC) as an investment advisor and has acted as an investment advisor to mutual funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).

Under an Advisory Agreement with each fund, the advisor provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The advisor, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the advisor will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the advisor is set forth in the General Prospectus Disclosure to the Prospectus.

                                                        1999                   1998                   1997
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                  $ 2,417,737            $ 2,476,022            $2,109,952

Bond Fund                                                 1,552,439              1,421,361             1,221,295

Capital Appreciation Fund                                 9,051,341              4,265,160             2,940,632

Equity-Income Fund                                        7,394,087              6,639,317             6,053,404

Global Asset Allocation Fund                              3,493,557              3,320,142             2,808,358

Growth and Income Fund                                   13,910,486             12,112,568             9,714,765

International Fund                                        3,998,445              3,837,594             3,741,563

Managed Fund                                              3,376,216              3,283,079             2,873,786

Money Market Fund                                           859,855                517,294               451,243

Social Awareness Fund                                     6,167,750              5,287,914             3,355,544

Special Opportunities Fund                                2,868,328              3,248,791             2,824,015

During the last three years, the advisor received the amounts, as mentioned above, for investment advisory services. If total expenses of the funds(excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the advisor will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the advisor to each fund.

SUB-ADVISORS. As advisor, Lincoln Investment is primarily responsible for investment decisions affecting each of the funds. However, Lincoln Investment has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISOR                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam                           Currently .50 of 1% of the first $150 million .35 of 1% of
                                   One Post Office Square           the excess over $150 million; upon shareholder approval
                                   Boston, MA 02109                 fees will be .50 of 1% of the first $250 million, .45 of 1%
                                                                    of the excess over $250 million

  Capital Appreciation             Janus                            .55 of 1% of the first $100 million .50 of 1% of the next
                                   100 Fillmore Street              $400 million; and .45 of 1% of the excess over
                                   Denver, CO 80206                 $500 million

  Equity-Income                    Fidelity Trust                   .48 of 1%
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd.                             $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE

                                                                    ANNUAL FEE RATE BASED ON MARKET
                                                                    VALUE OF SECURITIES HELD IN THE
                                                                    PORTFOLIO OF EACH RESPECTIVE CLIENT
                                                                    FUND AT THE CLOSE OF BUSINESS ON THE
  FUND                             SUB-ADVISOR                      LAST TRADING DAY OF EACH CALENDAR QUARTER
  -----------------------------------------------------------------------------------------------------------------------------

  Growth and Income                Vantage                          .20 of 1%
                                   405 Lexington Avenue, 34th
                                   floor
                                   New York, NY 10174

  Managed                          Vantage                          .20 of 1%
                                   (stock portfolio only)

  Social Awareness                 Vantage                          .20 of 1%

  Special Opportunities            Vantage                          .20 of 1%

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Trust. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.

During the last three years each sub-advisor received the following amounts for investment sub-advisory services. Lincoln Investment, not the fund, pays all sub-advisory fees owed.

                                                          1999                  1998                  1997
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                     1,637,988            $1,450,345            $1,229,800

Bond Fund                                                        N/A                   N/A                   N/A

Capital Appreciation Fund                                  5,545,764             2,840,385             2,072,388

Equity-Income Fund                                         5,268,247             5,248,803             4,781,931

Global Asset Allocation Fund                               2,296,989             2,000,284             1,724,369

Growth and Income Fund                                     9,501,504             7,502,197             6,155,225

International Fund                                         2,200,556             1,233,752             1,503,294

Managed Fund                                               1,269,452             1,116,901               974,080

Money Market Fund                                                N/A                   N/A                   N/A

Social Awareness Fund                                      4,013,362             2,992,902             1,901,560

Special Opportunities Fund                                 1,706,577             1,775,700             1,519,961

--------------------------------------------------------------------------------

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the investment advisor of the funds.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular fund it advises.

DIRECTORS AND OFFICERS

The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:

----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 47
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------

      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 66
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------

      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 58                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------

*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 48                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------

      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 56
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------

      JANET C. CHRZAN                         Vice President and Treasurer, Lincoln National Corp.
      Treasurer, age 51                       (formerly Vice President and General Auditor)
      Centre Square, West Tower
      1500 Market St., Suite 3900
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------

      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 45                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------

* Interested persons of the funds, as defined in the 1940 Act.


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.                                                                               $18,105
Director                                      $1,646
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY                                                                                   18,226
Director                                       1,657
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA                                                                                 16,874
Director                                       1,534
----------------------------------------------------------------------------------------------------------------------------

* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's advisor and sub-advisor, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's advisor and sub-advisor.

FUND EXPENSES

Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the advisor or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.

DESCRIPTION OF SHARES

The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.

All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.

Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.

The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to Lincoln Investment, to any sub-advisor, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING

This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)

OPTIONS TRADING

The fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

Put and call options are generally short-term contracts with durations of nine months or less. The investment advisor will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.

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Generally, the risk to the fund in writing options is that the investment advisor's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON

The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment advisor anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.

The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.

There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment advisor could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.

The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the fund is also subject to the ability of the investment advisor to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.

                                                                             A-9
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For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment advisor.

The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

The fund's successful use of futures contracts and options thereon depends upon the ability of its investment advisor to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

LENDING OF PORTFOLIO SECURITIES

The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the advisor. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the advisor to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each

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transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.

Similarly, the fund will enter into reverse repurchase agreements only with parties that the advisor or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The advisor or sub-advisor will take all these factors into consideration in managing a fund's foreign investments.

The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.

FOREIGN CURRENCIES

When an advisor or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's advisor or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the advisor or sub-advisor believes that a particular currency may

                                                                            A-11
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decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the advisor or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the advisor or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.

INDEPENDENT AUDITORS

Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 1999 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and

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
reporting matters; and meetings with the Audit Committee.

FINANCIAL STATEMENTS

The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 1999 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).

BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                                                            A-13
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MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only

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federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS

The SAI for each fund and this uniform Appendix discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the Appendix:

OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                          PART C - OTHER INFORMATION

Item 23.  Exhibits:

    (a)   1.               Articles of Incorporation (Filed with Post-Effective
                           No. 8 to this Registration Statement)

          2. Articles Supplementary (Filed with Post-effective amendment No. 7 to this Registration Statement)

          3.               Amended Articles* - Dated May 11, 1990

    (b)                    By-Laws (Filed with Post-Effective No. 8 to this
                           Registration Statement)

    (c)                    Certificate*

    (d)   1.               Advisory agreement between Lincoln Investment
                           Management, Inc. and Lincoln National International
                           Fund, Inc.*

          2.               Sub-Advisory Agreement between Lincoln
                           Investment Management, Inc. and Delaware
                           International Advisers Ltd.

          3.               Amendment to Advisory Agreement dated November 16,
                           1990.*

    (e)   1.               NA

          2. Specimen Agent's Contract (Filed with Post-effective amendment No. 7 to this Registration Statement)*

    (f)                    NA

    (g)   1.               Custody Agreement*

          2. Custody Fee Schedule (Filed with Post-effective amendment No. 7)

    (h)   1.               Fund Participation Agreement

          2.               Trade Name Agreement*

          3. Service Agreement between Alamo Direct Mail Services, Inc. and Lincoln Life dated September 18, 1996. (Filed with Post-effective amendment No. 7 to this Registration Statement)


          4. Services Agreement between Delaware Management Holdings, Inc., Delaware Services Company, Inc., Lincoln National International Fund, Inc.
                           and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.


    (i)                    Opinion of Counsel*

    (j)                    Consent of Ernst & Young LLP, Independent Auditors

    (k)                    NA

    (l)                    Investment Letter*

    (m)                    NA

    (n)                    NA

    (o)                    NA

    (p)                    Code of Ethics

          1.               Lincoln National International Fund, Inc.

          2.               Delaware International Advisers Ltd.

    (q)   1.               Power of Attorney, Kenneth G. Stella is incorporated
                           by reference to Post-Effective Amendment No. 11
                           filed on April 16, 1999

          2. Power of Attorney, John B. Borsch, Jr. is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

          3. Power of Attorney, Barbara S. Kowalczyk is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

          4. Power of Attorney, Nancy L. Frisby is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

          5. Power of Attorney, Eric C. Jones is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

          6. Power of Attorney, Janet C. Chrzan is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

          7. Power of Attorney, Kelly D. Clevenger is incorporated by reference to Post-Effective Amendment No. 11 filed on April 16, 1999

    (r)                    ORG Chart

    (s)                    Memorandum Concerning Books and Records



* Filed with Post-Effective Amendment No. 9 to this Registration Statement.


Item 24. Persons Controlled by or Under Common Control with Registrant


See "Management of the Fund," "Purchase of Securities Being Offered," and "Description of Shares" in the Prospectus forming Part A of this Registration Statement and "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment to the Registration Statement, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Account C and its Variable Life Account K, is the sole shareholder in the Fund.


No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 15(a) to the Form N-4 Registrant Statement filed by Lincoln National Variable Annuity Account C (File No. 33-25990), and is incorporated by reference into this Registration Statement.

Item 25. Indemnification

     Reference is made to Article VIII of the Fund's By-Laws (filed as Exhibit (b) hereto); in the indemnification provision of the Fund
Participation Agreement between Registrant and Lincoln National Life
Insurance Co. (Filed as exhibit h(1) to the Registration Statement filed with Post-Effective Amendment No. 11); and to Section 2-418 of the Maryland General Corporation Law.


Item 26. Business and Other Connections of Investment Adviser


     Information pertaining to any business and other connections of Registrant's investment adviser, Lincoln Investment, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and
     Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 801-5098). Information pertaining to any business and other connections of Registrant's sub-investment adviser and Delaware International Adviser Ltd. ("DIAL"), is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of Part II of DIAL's Form ADV filed separately with the Commission (File No. 801-37702.)

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Lincoln Investment and DIAL are hereby incorporated by reference, respectively, from Schedules A and D of Lincoln Investment's Form ADV and from Schedules A and D of DIAL's Form ADV.

a) As of March 23, 2000, the officers and/or directors of the Investment Adviser held the following positions:


                          POSITION               OTHER SUBSTANTIAL BUSINESS
                          INVESTMENT             PROFESSION, VOCATION OR
NAME                      ADVISER                EMPLOYMENT; ADDRESS
------------------------  ---------------------  ---------------------------------------------------------

David A. Berry            Senior Vice President  Vice President, Lincoln National Income Fund, Inc. and
                          and Director           Lincoln National Convertible Securities Fund, Inc., Vice
                                                 President, Lincoln National Life Insurance Company,
                                                 Second Vice President, Lincoln Life & Annuity Company of
                                                 New York, 200 East Berry Street, Fort Wayne, Indiana
                                                 46802

Dennis A. Blume           Vice President         Director, Vantage Global Advisors, Inc.,
                                                 200 East Berry Street
                                                 Fort Wayne, Indiana 46802

Steven R. Brody           Vice President         President and Director, Lincoln National Realty
                          and Director           Corporation; Vice President, The Lincoln National Life
                                                 Insurance Company, 200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Philip C. Byrde           Vice President         Vice President, Lincoln National Life Insurance Company
                                                 and Second Vice President, Lincoln Life & Annuity
                                                 Company of New York, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802

Mark Laurent              Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802

J. Michael Keefer         Vice President         200 East Berry Street
                          General Counsel and    Fort Wayne, Indiana 46802
                          Assistant Secretary,
                          And Director

H. Thomas McMeekin        President and          President and Director, Lincoln National Convertible
                          Director               Securities Fund, Inc., Lincoln National Income Fund,
                                                 Inc., Executive Vice President and Chief Investment Officer,
                                                 Lincoln National Corporation; Executive Vice President and
                                                 Chief Investment Officer, Fixed-Income Delaware
                                                 Management Company, and Director of Lincoln National
                                                 Investments, Inc., (Formerly Lincoln National Investment
                                                 Companies, Inc.) Director, Delaware Management Holdings,
                                                 Inc., Lincoln National Realty Corporation, Lynch & Mayer,
                                                 Inc., Vantage Global Advisors, Lincoln National Life
                                                 Insurance Company, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802 Other Substantial Business

David C. Patch            Vice President         200 East Berry Street, Fort Wayne, Indiana 46802

Luke Girard               Vice President         200 East Berry Street, Fort Wayne, Indiana 46802

David J. Miller           Vice President         200 East Berry Street, Fort Wayne, Indiana 46802

Howard R. Lodge           Vice President         200 East Berry Street, Fort Wayne, Indiana 46802



b)  The Sub-Adviser.


As of March 23, 2000 the officers and/or directors of the sub-advisor held the following positions:


                   Delaware International Advisers, LTD

Officers/Directors Names             Principal Occupation
--------------------------------------------------------------------------------
Hamish Owen Parker                   Director

Clive Ashley Gillmore                Director

John Emberson                        Director

Richard Greenwood Unruh, Jr.         Director

George Edward Deming III             Director

Elizabeth Anne Desmond               Director

Nigel Grenville May                  Director

David Keith Downes                   Director

Graham Roger Heyworth Kitson         Director

Richard Joseph Flannery              Director

John Charles Campbell                Director

David George Tilles                  Director

Christopher Anthony Moth             Director

John Kirk                            Director

Charles Edgar Haldeman, Jr.          Chairman

Item 27. Principal Underwriters

Not applicable.

Item 28. Location of Accounts and Records

See Exhibit (s)

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 10th day of April, 2000.

                                        LINCOLN NATIONAL
                                        INTERNATIONAL FUND, INC.


                                        By /s/ Kelly D. Clevenger
                                           ----------------------------
                                           Kelly D. Clevenger
                                           President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 10, 2000, by the following persons in the capacities indicated.


Signature                       Title                          Date
----------                      -----                          ----

/s/ Kelly D. Clevenger          Chairman of the Board,         April 10, 2000
----------------------------    President and Director
Kelly D. Clevenger              (Principal Executive Officer)

*                               Director                       April 10, 2000
----------------------------
John B. Borsch, Jr.

*                               Director                       April 10, 2000
----------------------------
Kenneth G. Stella

*                               Director                       April 10, 2000
----------------------------
Barbara S. Kowalczyk

*                               Director                       April 10, 2000
----------------------------
Nancy L. Frisby

*                               Chief Accounting Officer       April 10, 2000
----------------------------    (Principal Accounting
Eric C. Jones                   Officer)

*                               Vice President and             April 10, 2000
----------------------------    Treasurer (Principal
Janet C. Chrzan                 Financial Officer)



  *By /s/ Steven M. Kluever     pursuant to a Power of Attorney filed with
      ---------------------     Post-Effective Amendment No. 11 filed on
      Steven M. Kluever         April 16, 1999.